UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2016

EliteSoft Global, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55240	47-1208256
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

18582 NW Holly Street, Unit 202

Beaverton, OR 97006-7014

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(503) 830 2918

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Board of Directors for EliteSoft Global, Inc. (the “Company”) has completed a process to review the appointment of the Company’s independent registered public accounting firm for the quarter ending March 31, 2016. As a result of this process and following careful deliberation, on May 5, 2016, the Board of Directors notified MaloneBailey, LLP (“MB”) that it had determined to dismiss MB as the Company’s independent registered public accounting firm, effective as of that same date. On and effective as of that same date, the Company entered into an engagement letter with Yichien Yeh, CPA (“YY”), approved by the Board of Directors, and engaged YY as the Company’s independent registered public accounting firm.

MB’s reports on the Company’s financial statements for the year ended December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. Similarly, the Company’s independent registered public accounting firm for the year ended December 31, 2014 – Anton & Chia, LLP (“A&C”), contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal year and the subsequent interim period preceding MB’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K). The Company has provided MB and A&C with a copy of this Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested MB and A&C to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above.

A copy of MB’s and A&C’s letters are attached as Exhibit 16.1 and Exhibit 16.2, respectively, to this Form 8-K. During the Company’s two most recent fiscal years and the subsequent interim period preceding YY’s engagement, neither the Company nor anyone on its behalf consulted YY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that YY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively). In approving the selection of YY as the Company’s independent registered public accounting firm, the Board of Directors considered all relevant factors, including any non-audit services previously provided by YY to the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document

16.1	Letter to MB to the SEC regarding statements included in this Form 8-K
16.2	Letter of A&C to the SEC regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 EliteSoft Global, Inc.

By:  /s/ Swee Seong "Eugene" Wong

Name:  Swee Seong "Eugene" Wong

Title: Chief Executive Officer and President

Dated: May 10, 2016

-2-